                                                                   EXHIBIT 10.14

                                          CONFIDENTIAL TREATMENT REQUESTED.
                                          CONFIDENTIAL PORTIONS OF THIS DOCUMENT
                                          HAVE BEEN REDACTED AND HAVE BEEN
                                          SEPARATELY FILED WITH THE COMMISSION.

                             Amendment No. 1 to the

                          LICENSE and SUPPLY AGREEMENT
                           For RADIO LOCATION SYSTEM

                                    between

                        KOREAN LOCATION INFORMATION AND
                COMMUNICATIONS COMPANY LTD. (KLIC) (that assumed
               Responsibilities of VISION PLANT INC. -- CUSTOMER)
                                      And
                            TELEMATICS WIRELESS LTD.
                                   (SUPPLIER)

                           CONTRACT NO. LSA 20040831

                                 June 15, 2005

This amendment no. 1 is made this 15 day of June 2005, between on the one hand the Korean company under the name of Korea Location Information and
Communications Co., Ltd., having its registered office at 6th Fl. Seoul Center
Bldg., 91-1 Sogong-dong, Chung-gu, Seoul, Korea and on the other hand the
Israeli company under the name of Telematics Wireless Ltd., having its registered office at 26 Hamelacha st., Holon, Israel.

The parties acknowledge that Korean Location Information Company (KLIC) duly accepted all the rights and obligations of "VPI" under the "Agreement" pursuant to ARTICLE 23 of the "Agreement".

The parties agree that the following sections and paragraphs of the License and
Supply agreement executed between them on August 31, 2004 (contract no. LSA
20040831) will be amended as follows:

1. Paragraph 5.4 of the Agreement will be replaced with the following new
Paragraph 5.4;

5.4 Letter of Credit (LOC) issued by First Class International Bank for the total sum of the Estimated Price less the Advance Payment will be provided on the day of the Advance Payment. The content of this LOC is provided in Appendix
A of Annex II. Notwithstanding the foregoing, the Customer may provide to the
Supplier a separate Stand-by LOC issued by First Class International Bank for the payment of the Licensing, Software, and System supporting services, as long as the content of the Stand-by LOC is acceptable to the Supplier. The payment of the Advance Payment to the Supplier shall be made directly to the bank account specified in writing by the Supplier. The payment of the Contract Price (other than the Advancement Payment) less any withholding tax of Korea to the Supplier shall be made through LOC. If separate Stand-by LOC for the payment of the
Licensing, Software, and System supporting services will be issued, the payment for this portion shall be made by the Customer while the above Stand-by LOC serving as a payment guaranty.

2. Paragraph 2.3.1 of Annex I (system Deployment In Korea Statement Of Work)
will be replaced with the following new paragraph 2.3.1;

2.3.1 The system shall be based upon TDOA (Time Difference of Arrival) and DSSS
(Direct Sequence Spread Spectrum) Wideband-PSK (phase Shift Keying) technology for location, and Narrowband-PSK for messaging and alarm on the uplink in the direction of mobile unit (end user terminal) to Base station, and *** FSK
(Frequency Shift Keying) paging transmission technique for both control signaling and messaging on the downlink in the direction of Base station to mobile unit. All the technologies shall be state-of-the-art and field-proven with commercial and enough billable customers in at least three other countries.

3. Paragraph 2.3.2 of Annex I will be replaced with the following new paragraph
2.3.2;

2.3.2 System shall be able to support basically TDMA, FDMA, and CDMA for additional capacities on the uplink, and FDMA on the downlink.

***   Confidential material redacted and filed separately with the Commission.

4. Paragraph 2.3.3 of Annex I will be replaced with the following new paragraph
2.3.3;

2.3.3 The system shall operate on the following frequency and channel bandwidth:

a. Uplink: *** channel bandwidth (*** occupied bandwidth in the center and ***
of guard band on both sides)

b. Downlink: *** channels of *** allocated channel
bandwidth

5. Paragraph 2.3.4 of Annex I will be replaced with the following new paragraph
2.3.4;

2.3.4  The chip rate of the Systems shall be *** chips/sec or higher.

6. Paragraph 2.4.1 of Annex I will be replaced with the following new paragraph
2.4.1;

2.4.1 Frequency range for the service

a. Base station to end user terminal
     o *** (channels in *** spacing)
b. End user terminal to Base station
     o Location: (*** channel)
     o Messaging: *** (channels with *** bandwidth in *** spacing)

7. Paragraph 2.4.3 of Annex I will be replaced with the following new paragraph
2.4.3;

2.4.3 Transmission at end user terminal

a. Emission designation: ***
b. Output power (P) at the output of the end user terminal: ***
c. Frequency error: *** of the designated frequency
d. Occupied bandwidth: ***
e. Unwanted emissions requirements:
     o The total power of *** RBW (Resolution Bandwidth) range measured at the frequency *** away from the center of the dedicated frequency *** shall be least *** lower than the average power measured at the dedicated frequency.
     o The total power of *** range measured at the frequency farther than ***
       from the center of the dedicated frequency shall be least *** lower than the average power measured at the dedicated frequency.

8. Paragraph 2.4.4 of Annex I will be replaced by the following new paragraph
2.4.4;

2.4.4 Settings for Spectrum Analyzer for the measurement

a. General requirement
    o The spectrum analyzer should be capable of the automatic measurement of power and occupied bandwidth (*** Series or more advanced)

b. The power to the antenna measured at the output of paging transmitter

***   Confidential material redacted and filed separately with the Commission.

     o Center frequency: ***
     o Span: ***
     o Channel power bandwidth: ***
     o Average: ***
     o RBW (Resolution bandwidth), VBW (Video bandwidth), Sweep: ***

c. Occupied bandwidth
     o Center frequency: ***
     o Span: ***
     o Average: measure more than *** times and averaged
     o RBW, VBW, Sweep: ***
     o Measure *** RF energy at the above setting

d. Unwanted emissions
     o Average power of the designated frequency
     - Center frequency: ***
     - RBW: *** and ***
     - VBW, Sweep:  Auto
     - Average:  measure more than *** times and averaged
     - At the above conditions, *** (example: ***)
     - Average power of the designated frequency = ***

     ***
     ***
     ***

     ***
     o Average power of the unwanted emissions
     - Center frequency: ***
     - RBW: ***
     - VBW, Sweep:  auto
     - Average:  measure more than *** times and averaged
     - At the above conditions, move the marker at the farther than *** from the center frequency and measure the level (example: ***)
       *** is not applied in this case (Regulation)]
     - Average power of the designated frequency - Average power of the unwanted emissions = ***
     &
     ***
     ***

9. Paragraph 2.4.5 of Annex I will be replaced with the following new paragraph
2.4.5;

2.4.5 Minimum capacity of location determination

***   Confidential material redacted and filed separately with the Commission.

a. *** locations per second per CDMA/FDMA on the uplink
b. An increase of "a" shall be achieved with each CDMA application (up to six
CDMA) for additional capacity
c. The results of detailed evaluation of the expected increase referred in "b"
for each additional channel shall be presented at PDR
d. The detailed procedures for the test shall be provided at PDR

10. Section 3.2 (Project Milestones) of Annex I will be replaced with the following new section 3.2;

3.2  PROJECT MILESTONES

The following are the major milestones of the first Phase and their corresponding completion dates based upon the Commencement Date (CD) of Article
5.5 of this Agreement:



Activity (Completion Date)                                              Milestone

a.  Preliminary Design Review (PDR) Meeting                             CD + three (3) months (*)
b.  Handset and Base Station prototype (based on the new miniaturized   CD + eight (8) months
design)
c.  Critical Design Review (CDR) Meeting                                CD + eight (8) months
d.  Verification of the technical compliance with the Korean            CD + nine (9) months
Government's specifications
e.  Integration and subsystem test                                      CD + nine (9) months
f.  System test and factory acceptance                                  CD + ten (10) months
g.  Shipping and delivery                                               CD + ten and half (10.5) months
h.  Deployment design, site survey, NCC and sites construction and      CD + ten and half (10.5) months
preparation (local company)
i.  FAT (On-site installation and test)                                 CD + thirteen (13) months
j.  Handover Date (Commissioning and trial service)                     CD + fourteen (14) months
k.  Commercial service                                                  CD + fifteen (15) months


(*) The parties will discuss possible performance of PDR at earlier date.

Estimated initial delivery of the Base Stations for Phase II and Phase III will begin within 5 months of the date of the purchase order. In case the Customer makes the Advance Payment (***%) no later than two months before the purchase order, the initial delivery of the Base Stations for Phase II and Phase III is estimated to begin within 3 months of the date of the purchase order. Current production capacity of TW is about 20 base stations/month and can be increased to 40 base stations/month.

More detailed plans for each Phase shall be prepared after CD and following the preliminary phase of site/field survey, and shall be presented at PDR of Phase
One.

The Customer will have an option at his sole discretion to request a partial shipment and deployment of the Demonstration System of Phase One that includes approximately 10 Base Stations and fully functional NCC prior to the shipment of the rest of remaining Base Stations.

***   Confidential material redacted and filed separately with the Commission.

In this case the overall deployment schedule of the Phase One will be extended by up to two months.

11. Estimated price table for Phase One in the Section 1(Estimated Price) of
Annex III (Estimated Price and Payment Terms) will be replaced with the following new price table;

PHASE ONE


Item                Subsystem                         Unit Price (US$)       Quantity       Total Amount (US$)

Base Station        CCSP (Receiving B/S)              ***                    82             ***
                    MPRF (Receiving B/S)              ***                    82             ***
                    CTU                               ***                    ***            ***
                    SPCU                              ***                    ***            ***
                    Subtotal                                                                ***
Licensing           System Licensing                  ***                    ***            ***
                    NCC Software Licensing            ***                    ***            ***
                    Subtotal                          ***                    ***            ***
Spare Part          CCSP (Receiving B/S)              ***                    ***            ***
                    MPRF (Paging site)                ***                    ***            ***
                    CTU                               ***                    ***            ***
                    SPCU                              ***                    ***            ***
                    Subtotal                                                                ***
Software            Fleet Management S/W              ***                     Optional



System supporting services

Engineering, frequency adaptation, system modifications, management, supervision, training and consulting services (including salaries,
accommodation, travel) during the deployment of the System                                  ***

Total Price                                                                                 5,399,000


12. Section 2 (Payment Schedule for each Phase) of Annex III will be replaced with the following new section 2;

2.  PAYMENT SCHEDULE FOR EACH PHASE


For Phase I:

MILESTONES                                            PAYMENT %
Upon Commencement Date                                ***% of Contract Price
PDR                                                   ***% of Contract Price
CDR                                                   ***% of Contract Price
Upon the Delivery to the site                         ***% of Contract Price
Handover Date                                         ***% of Contract Price
Total                                                 100%


***   Confidential material redacted and filed separately with the Commission.



For Phase II and III

MILESTONES                                            PAYMENT %
Upon Commencement Date                                ***% of Contract Price
DR                                                    ***% of Contract Price
Upon the Delivery to the site                         ***% of Contract Price
Handover Date                                         ***% of Contract Price
Total                                                 100%


Agreed by

Korea Location Information & Communications Co. Ltd.

By:      /s/ Chi-Young Kwack                         Chi-Young Kwack

Title:   Chairman & CEO

Date: 15/6/05

Telematics Wireless Ltd.

By:      /s/ Eddy Kafry                              Eddy Kafry

Title:   President & CEO

Date: 15/6/05

***   Confidential material redacted and filed separately with the Commission.